SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 12, 1996
                                 Date of Report





                                 TRIBUNE COMPANY
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



        1-8572                                            36-1880355
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                             60611
 (Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100


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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               23.1   Consent of Independent Accountants

               99.1 Tribune Company -- Certain Financial Information as of December 31, 1995 and December 25, 1994 and for the Three Years Ended December 31, 1995:

                      -    Report of Independent Accountants
                      -    Consolidated Financial Statements

                      Tribune Company -- Financial Statement Schedule

                      - Report of Independent Accountants on Financial Statement Schedule
                      - Schedule II-- Valuation and Qualifying Accounts and Reserves


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 TRIBUNE COMPANY




                                 By /s/ R. Mark Mallory
                                    -------------------
                                    R. Mark Mallory
                                    Vice President and Controller


March 12, 1996



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




                                  EXHIBIT INDEX



Exhibit No.                Exhibit Description


23.1                       Consent of Independent Accountants

99.1 Tribune Company -- Certain Financial Information as of December 31, 1995 and December 25, 1994 and for the Three Years Ended December 31, 1995:

                           -        Report of Independent Accountants
                           -        Consolidated Financial Statements

                           Tribune Company -- Financial Statement Schedule

                           -        Report of Independent Accountants on
                                    Financial Statement Schedule
                           -        Schedule II-- Valuation and Qualifying
                                    Accounts and Reserves



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